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                                 EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

CONSENT OF DELOITTE & TOUCHE LLP

We consent to the incorporation by reference in Registration Statement Nos. 33-6425, 33-14984, 33-33602, 33-42345, 33-69650 and 33-58515 of SunGard Data
Systems Inc. on Forms S-8 of our report dated May 17, 1995 (September 23, 1995 as to Note 8) on the financial statements of Renaissance Software, Inc. for the year ended March 31, 1995, appearing in this Form 8-K of SunGard Data Systems Inc.


DELOITTE & TOUCHE LLP

San Jose, California
October 6, 1995

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